EXHIBIT 24

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of February, 2005.


                              /s/ GEORGE A. ALCORN
                              George A. Alcorn

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of February, 2005.



                              /s/ CHARLES R. CRISP
                              Charles R. Crisp

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of January, 2005.



                              /s/ WILLIAM D. STEVENS
                              William D. Stevens

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of February, 2005.



                              /s/ H. LEIGHTON STEWARD
                              H. Leighton Steward

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of February, 2005.



                              /s/ DONALD F. TEXTOR
                              Donald F. Textor

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Annual Report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of February, 2005.



                              /s/ FRANK G. WISNER
                              Frank G. Wisner